                                                                      EXHIBIT 24


                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/ Les Biller
                                       -------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  J.A. Blanchard III
                                -----------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                  /s/  Michael R. Bowlin
                                ---------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  Edward M. Carson
                                ---------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                  /s/  David A. Christensen
                                ------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                  /s/  William S. Davila
                                ---------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  Susan E. Engel
                                --------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  Paul Hazen
                                ----------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                  /s/  William A. Hodder
                                ----------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  Rodney L. Jacobs
                                ----------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                   /s/  Richard M. Kovacevich
                                ---------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                        /s/  Richard D. McCormick
                                      ---------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                        /s/  Cynthia H. Milligan
                                      -----------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/  Benjamin F. Montoya
                                        ------------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/  Philip J. Quigley
                                        -----------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                        /s/  Donald B. Rice
                                       ------------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                          /s/  Ian M. Rolland
                                         ------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/  Judith M. Runstad
                                        -----------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                        /s/  Susan G. Swenson
                                       -------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/  Daniel M. Tellep
                                        -----------------------------------

                             WELLS FARGO & COMPANY


                               Power of Attorney
                          of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES S. BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 21,000,000 shares of Common Stock of the Company, including associated preferred stock purchase rights, and an indeterminate amount of related plan participation interests, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, issuable in connection with the Norwest Corporation Savings-Investment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                         /s/  Michael W. Wright
                                        -------------------------------